AMENDMENT TO PARTICIPATION AGREEMENT

The Amended and Restated Participation Agreement dated December 2, 2004 by and among USAIIianz Variable Insurance Products Trust, Allianz Life Insurance Company of New York, and BISYS Fund Services Limited Partnership is hereby amended by deleting the existing Schedule A, and inserting in lieu thereof the following:
                                   SCHEDULE A
                (1st revised edition - effective April 29, 2005)

FUNDS AVAILABLE UNDER THE CONTRACTS
-----------------------------------
USAZ AIM Basic Value Fund
USAZ AIM International Equity Fund
USAZ Davis NY Venture Fund
USAZ Dreyfus Founders Equity Growth Fund
USAZ Dreyfus Premier Small Cap Value Fund
USAZ Franklin Small Cap Value Fund
USAZ Jennison 20/20 Focus Fund
USAZ Jennison Growth Fund
USAZ Legg Mason Growth Fund
USAZ Legg Mason Value Fund
USAZ Oppenheimer Emerging Growth Fund
USAZ Oppenheimer Emerging Technologies Fund
USAZ Oppenheimer Global Fund
USAZ Oppenheimer International Growth Fund
USAZ Oppenheimer Main Street Fund
USAZ PIMCO PEA Renaissance Fund
USAZ PIMCO PEA Value Fund
USAZ Salomon Brothers Large Cap Growth Fund
USAZ Salomon Brothers Small Cap Growth Fund
USAZ Money Market Fund
USAZ Van Kampen Aggressive Growth Fund
USAZ Van Kampen Comstock Fund
USAZ Van Kampen Emerging Growth Fund
USAZ Van Kampen Equity and Income Fund
USAZ Van Kampen Global Franchise Fund
USAZ Van Kampen Growth and Income Fund
USAZ Van Kampen Mid Cap Growth Fund

SEPARATE ACCOUNTS UTILIZING THE FUNDS
-------------------------------------
Allianz Life of NY Variable Account C

CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS
-----------------------------------------
ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
-----------------------------------------
USAIIianz Advantage
USAIIianz Opportunity
USAIIianz Charter II NY


IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of April 29, 2005.

BISYS FUNDS SERVICES LIMITED PARTNERSHIP
BISYS FUNDS SERVICES INC. ITS GENERAL PARTNER


By:      /S/RICHARD F. FROIO
         -------------------
Name:       RICHARD F. FROIO
         -------------------
Title:      VICE PRESIDENT
         -------------------

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

By:      /S/STEWART D. GREGG
         ----------------------------------
Name:       STEWART D. GREGG
         ----------------------------------
Title:      ASSISTANT SECRETARY AND SENIOR COUNSEL
         -----------------------------------------

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

By:      /S/JEFFREY KLETTI
         -----------------------------
Name:       JEFFREY KLETTI
         -----------------------------
Title:      SR. VP ADVISORY MANAGEMENT
         -----------------------------

The Amended and Restated Participation Agreement dated December 2, 2004 by and among USAIIianz Variable Insurance Products Trust (now Allianz Variable Insurance Products Trust), Allianz Life Insurance Company of New York, and BISYS Fund Services Limited Partnership is hereby amended by deleting the existing Schedule A, and inserting in lieu thereof the following:

                                   SCHEDULE A
                            AMENDED NOVEMBER 29, 2006

FUNDS AVAILABLE UNDER THE CONTRACTS
-----------------------------------
AZL AIM Basic Value Fund
AZL AIM International Equity Fund
AZL Columbia Technology Fund
AZL Davis NY Venture Fund
AZL Dreyfus Founders Equity Growth Fund
AZL Dreyfus Premier Small Cap Value Fund
AZL First Trust Target Double Play Fund
AZL Franklin Small Cap Value Fund
AZL Jennison 20/20 Focus Fund
AZL Jennison Growth Fund
AZL LMP Large Cap Growth Fund
AZL LMP Small Cap Growth Fund
AZL Legg Mason Growth Fund
AZL Legg Mason Value Fund
AZL Money Market Fund
AZL Neuberger Berman Regency Fund
AZL OCC Opportunity Fund
AZL OCC Renaissance Fund
AZL OCC Value Fund
AZL Oppenheimer Developing Markets Fund
AZL Oppenheimer Global Fund
AZL Oppenheimer International Growth Fund
AZL Oppenheimer Main Street Fund
AZL PIMCO Fundamental IndexPLUS Total Return Fund
AZL TargetPLUS Equity Fund
AZL Van Kampen Aggressive Growth Fund
AZL Van Kampen Comstock Fund
AZL Van Kampen Equity and Income Fund
AZL Van Kampen Global Franchise Fund
AZL Van Kampen Global Real Estate Fund
AZL Van Kampen Growth and Income Fund
AZL Van Kampen Mid Cap Growth Fund
AZL Van Kampen Strategic Growth Fund

SEPARATE ACCOUNT UTILIZINGTHE FUNDS
-----------------------------------
Allianz Life of NY Variable Account C

CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS
-----------------------------------------
Allianz Advantage New York
Allianz Charter II New York
Allianz Opportunity New York
Valuemark II
Valuemark IV


IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of November 29, 2006.


BISYS FUNDS SERVICES LIMITED PARTNERSHIP
BISYS FUNDS SERVICES INC. ITS GENERAL PARTNER


By:      /S/FRED NADDAFF
         ------------------
Name:       FRED NADDAFF
         ------------------
Title:      PRESIDENT
         ------------------


ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

By:      /S/FRANK C. TONNEMAKER
         ----------------------
Name:       Frank C. Tonnemaker

Title:      Vice President, Variable


ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
By:      /S/JEFFREY KLETTI
         -----------------
Name:       Jeffrey Kletti

Title:      President